                                                             Exhibit 10.05


     THE SECURITIES REPRESENTED BY THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933 OR ANY STATE SECURITIES STATUTE.    THE SECURITIES HAVE BEEN ACQUIRED
FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES STATUTE, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER.

Shares Issuable Upon Exercise:        42,667 shares of Common Stock
                                      of Vivid Technologies, Inc.

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

                           Expires January 31, 2002

  THIS CERTIFIES THAT, for value received, Dominion Fund II, L.P., a California Limited Partnership, is entitled to subscribe for and purchase 42,667 shares (as adjusted pursuant to the provisions hereof) (the "Warrant Shares") of the fully paid and nonassessable Common Stock, $.01 par value (the "Common Stock") of Vivid Technologies, Inc., a Massachusetts corporation (the "Company"), at a price per share of $1.50 (such price and such other price as shall result, from time to time, from adjustments specified herein is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Warrant Shares" shall mean the Company's presently authorized Common Stock, or any stock into or for which such Common Stock shall have been or may hereafter be converted or exchanged pursuant to the Articles of Organization of the Company as from time to time amended as provided by law and in such Articles (hereinafter the "Charter"), and the term "Grant Date" shall mean January 31, 1992.

     1.   Term.  Warrant is exercisable, in whole or in part, at any time and
          ----
from time to time from and after the Grant Date and prior to the earlier of January 31, 2002 or the fifth annual anniversary date of the consummation of the Company's initial public offering of its Common Stock, the aggregate proceeds from which (net of any fees, commissions or underwriter's discounts) is at least $5,000,000.

     2.   Method of Exercise: Net Issue Exercise.
          --------------------------------------

          2.1  Method of Exercise: Payment: Issuance of New Warrant.  The
               ----------------------------------------------------
purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by certified or bank check or by wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Warrant Shares then being purchased or (b) if in connection with a registered public offering of the Company's securities (provided that such offering includes the Warrant Shares and that the holder shall have elected to participate therein pursuant to the exercise of the registration rights referred to in Section 8.2 hereof), the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company and any underwriter, in the case of an underwritten registered public offering, for payment to the Company either by certified or bank check or by wire transfer or from the proceeds of the sale of Warrant Shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per Warrant Share multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Warrant Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised and the then applicable Warrant Price paid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and payment of the then applicable Warrant Price and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Warrant Shares, if any, with 'respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

          2.2  Net Issue Exercise.
               ------------------

          (a) If at the time the holder proposes to exercise this Warrant the Company has theretofore effected a registered public offering of its Common Stock under the Securities Act of 1933, in lieu of exercising this Warrant, the holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the holder a number of shares of the Warrant Shares computed using the following formula:

                                 X = Y (A - B)
                                       -------
                                          A

Where     X - the number of warrant Shares to be issued to the holder.

          Y - the number of Warrant Shares purchasable under this Warrant.

          A - the fair market value of one Warrant Share.

          B - Warrant Price (as adjusted to the date of such calculations).

          (b) For purposes of this Section, fair market value of a Warrant Share shall mean the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value, or if no transactions have occurred during such period, the last closing price at which such Common Stock has traded.

     3.   Stock Fully Paid: Reservation of Shares.  All Warrant Shares that may
          ---------------------------------------
be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Warrant Shares to provide for the exercise of the right represented by this Warrant.

     4.   Adjustment Of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          4.1  Reclassification.  In case of any reclassification, change or
               ----------------
conversion of securities of the class of securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company, shall execute a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise and payment of the then applicable Warrant Price to receive, in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The provisions of this Section 4.1 shall similarly apply to successive reclassifications and changes.

          4.2  Subdivisions or Combination of Shares.  If the Company at any
               -------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of Warrant Shares issuable upon exercise hereof shall be equitably adjusted.

          4.3  Stock Dividends.  If the Company at any time while this Warrant
               ---------------
is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing Sections 4.1 and 4.2), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of

Common Stock outstanding immediately after such dividend or distribution and the number of Warrant Shares subject to this Warrant shall be proportionately adjusted.

          4.4  Dilutive Issuances.  In the event the Company shall issue
               ------------------
additional shares of Common Stock or any securities convertible into, exchangeable for or exercisable for Common Stock (the "Additional Securities") without consideration or for a consideration per share less than the applicable Warrant Price in effect on the date of and immediately prior to such issue (other than shares of Common Stock issued to employees and consultants of the Company in accordance with Section 5.12 of the Company's Series C and Series D Preferred Stock Purchase Agreement dated January 25, 1991 (the "Preferred Stock Purchase Agreement"), up to a maximum of 1,000,000 shares as adjusted for any dividend or distribution of shares of Common Stock), then and in such event, such applicable Warrant Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying such applicable Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of shares of Additional Securities so issued would purchase at such applicable Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Securities so issue. For the purpose of performing the calculations required by this Section 4.4, all shares of Common Stock issuable upon the conversion, exchange or exercise of outstanding securities (including, without limitation, options issued to employees and consultants) shall be deemed to be outstanding, and immediately after the consideration for any shares of Additional Securities has been received, they shall be deemed to be outstanding.

          4.5  Pre-Emptive Rights.  The Company hereby grants to the holder
               ------------------
hereof the right to maintain its percentage ownership interest in the Company to the same extent and in the same manner afforded to holders of the Company's Preferred Stock pursuant to Article 8 of the Preferred Stock Purchase Agreement. For the purposes of such Article 8, the holder hereof shall be deemed to be the holder of a number of shares of Voting Stock equal to the number of shares of Common Stock of the Company actually owned by such holder plus the number of Warrant Shares for which this Warrant is exercisable at the time of the issuance of New Shares (as defined in the Preferred Stock Agreement).

          4.6  No Impairment.  The Company will not, by amendment of its Charter
               -------------
or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Article 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          4.7  Notices of Record Date.  In the event of any taking by the
               ----------------------
Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of this Warrant, at least fifteen (15) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or vote, and the amount and character of such dividend, distribution or vote.

     5.   Notice of Adjustments.  Whenever the Warrant Price shall be adjusted
          ---------------------
pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     6.   Fractional Shares.  No fractional Warrant Shares will be issued in
          -----------------
connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     7.   Compliance with Securities Act; Disposition of Warrant or Shares of
          -------------------------------------------------------------------
Preferred Stock.
---------------

          7.1   Compliance with Securities Act.  The holder of this Warrant, by
                ------------------------------
acceptance hereof, confirms as to itself the representations made by the Purchaser in the Warrant Purchase Agreement dated January 31, 1992 between the Company and Dominion Fund II, L.P., a California Limited Partnership and agrees to .the placement of a restrictive transfer legend on this Warrant and the certificates representing the Warrant Shares.

          7.2   Disposition Of Warrant and Shares.  With respect to any offer,
                ---------------------------------
sale or other disposition of this Warrant or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company (and, in such case, such counsel and opinion must be reasonably acceptable to the Company), to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act of 1933 (the "Act") as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partner of the holder, any partnership affiliated with the holder, or to any partner of any such partnership, provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

     8.   Rights as Shareholder: Information.
          -----------------------------------

          8.1  Shareholder Rights.  No holder of the Warrant, as such, shall be
               ------------------
entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings (except as otherwise provided in Section 4.7 of this Warrant), or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised 'and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          8.2  Rights Upon Exercise.  Upon exercise of this Warrant, the person
               --------------------
or persons to whom the Warrant Shares are issued upon such exercise shall obtain the registration rights contained in Article 9 of the Preferred Stock Agreement (other than the rights contained in Section 9.03 of such Agreement) with the Warrant Shares being deemed "Registrable Shares" within the meaning of such Agreement. Whether or not this Warrant is exercised, the Company shall give the holder of this Warrant not less than the notice the Company is obligated pursuant to the Preferred Stock Purchase Agreement to give to the holders of Registrable Shares thereunder, of its intention to file a registration statement under the Securities Act of 1933 with respect to any shares of its Common Stock or with respect to any securities convertible into or exchangeable or exercisable for any shares of its Common Stock.

          8.3  Financial Statements and Information.  The Company shall deliver
               ------------------------------------
to the registered holder hereof

               (a) at the times stated in Section 5.05 of the Preferred Stock Agreement, the financial statements, certificates and other statements and documents required to be delivered by the Company to its Preferred Shareholders pursuant to such Section 5.05; and

               (b) any other information or data provided generally to the shareholders of the Company.

     9.   Additional Rights.
          -----------------

          9.1  Secondary Sales.  The Company agrees to assist the holder of this
               ---------------
Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer made directly to the Company to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company, will not interfere with the holder in arranging the sale of this Warrant to the person or persons making such offer and will provide reasonable information to the holder and such persons.

          9.2  Mercers.  Unless the Company provides the holder of this Warrant
               -------
with at least the greater of (a) 30 days' notice or (b) such greater amount of notice as Massachusetts law requires be given to shareholders with power to vote at a meeting on any transaction described hereinafter of the terms and conditions of the proposed transaction, the Company will not (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of. No transaction described in this Section 9.2 shall be consummated unless either (a) the sale of this Warrant is arranged in connection with any such transaction on terms satisfactory to the holder hereof or (b) the holder hereof receives in connection with such transaction either (i) a new Warrant (in form and substance satisfactory to the holder of this Warrant) exercisable for the kind and amount of shares of stock, other securities, money and property receivable upon such transaction by a holder of Common Stock or (ii) the remainder of (x) securities, money or other property receivable upon such transaction by a holder of Common Stock having the same number of shares of Common Stock as the number for which this Warrant is exercisable pursuant to
Section 2.2 hereof immediately prior to such transaction, minus (y) the then
                                                          -----
applicable Warrant Price per share multiplied by such number of Warrant Shares.

     10.  Representations and Warranties.  This Warrant is issued and delivered
          ------------------------------
on the basis of the following:

          10.1  Authorization and Delivery.  This Warrant has been duly
                --------------------------
authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

          10.2   Warrant Shares.  The Warrant Shares have been duly authorized
                 --------------
and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          10.3  Rights and Privileges.  The rights, preferences, privileges and
                ---------------------
restrictions granted to or imposed upon the Warrant Shares and the holders thereof are as set forth herein and in the Company's Charter and the Preferred Stock Agreement, true and complete copies of which have been delivered to the original warrantholder; and

          10.4  No Inconsistency.  The execution and delivery of this Warrant
                ----------------
are not, and the issuance of the Warrant upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the holder hereof or the Company shall be delivered by facsimile where confirmation of receipt by the receiving party's receiver can be documented, or delivered by hand, or shall be sent by reputable overnight courier, certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

     13.  Binding Effect on Successors.  Subject to the provisions of Section
          ----------------------------
9.2, this Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Warrant Shares issuable upon the exercise of this Warrant shall be as set forth in the Preferred Stock Agreement, the Company's Charter and the Company's by-laws (each as amended from time to time) and shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Warrant Shares) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant;/~, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     14.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably' satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     15.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     16.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of The Commonwealth of Massachusetts.

                              VIVID TECHNOLOGIES, INC.



                              By:
                                 -------------------------------------

                              Address:
                                      --------------------------------

                                      --------------------------------

                                      --------------------------------

                              Date:
                                   -----------------------------------

                                  EXHIBIT A-1
                                  -----------


                               Notice of Exercise
                               ------------------


To:

     1. The undersigned hereby elects to purchase ______________ shares of Common Stock of Vivid Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or, subject to compliance with the restrictions on transfer set forth in Section 7 of the Warrant, in such other name or names as are specified below:

                           --------------------------------
                                     (Name)

                           --------------------------------

                           --------------------------------

                           --------------------------------
                                   (Address)

     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                              -----------------------------------
                              Signature



-------------------------
Date

                                  EXHIBIT A-2
                                  -----------

                               Notice of Exercise
                               ------------------

To:

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S---, filed _________________________, 19____, the undersigned hereby elects to purchase ___________ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $ ___________________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                              -------------------------------------------
                              Signature


---------------------------
Date